UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ___________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)   April 16, 1997
                                                   -----------------------------


                         Commission file number: 0-11552
                                                 -------

                                 TeleVideo, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                       94-2383795
 ----------------------------                         -------------------
 (State or other jurisdiction                            (IRS Employer
       of incorporation)                              Identification No.)


                   2345 Harris Way, San Jose, California 95131
                   -------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (408) 954-8333
                                                    ----------------------------





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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On April 16, 1997, TeleVideo, Inc. (formerly, TeleVideo Systems, Inc.) (the "Company") entered into a Common Stock Purchase Agreement with Applied Photonics Technology, Inc., a California Corporation ("APT") whereby the Company purchased 30% of the Common Stock of APT. In consideration for the issuance of the APT stock, the Company agreed to pay $3,000,000 to APT: $2,000,000 payable on the day of closing and the remaining $1,000,000 payable 90 days after closing.

      Founded in October 1996, APT is a high-tech engineering firm specializing in the development of electronics display technology. The markets for APT's Outdoor Media Display system include the high end of the billboard and illuminated sign markets, sports stadiums and arenas, transportation terminals, volume retailers and malls, and safety/public information displays.

      The authorized capital of APT consists of no shares of Preferred Stock and 20,000,000 shares of Common Stock, of which 5,593,800 shares are issued and outstanding. Except for options representing an aggregate of 1,000,000 shares issuable in the future in consideration of contributions by key employees and certain consultants of APT, TeleVideo received Common Stock equal to 30% of all issued and outstanding shares as of closing date, for a total of 1,678,140 shares. The Company funded the purchase of the Common Stock through the retirement of its Time Deposits.


ITEM 5.     OTHER EVENTS

      On April 22, 1997, the Company filed a Certificate of Amendment of its Certificate of Incorporation, thereby changing its name from TeleVideo Systems, Inc. to TeleVideo, Inc.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      The  following  exhibits are filed as part of this Current  Report on Form
8-K:

Exhibit
Number                        Exhibit
------                        -------

  3.1       Certificate of Incorporation, as amended

10.11 Common Stock Purchase Agreement between Applied Photonics Technology, Inc. and the Company, dated April 16, 1997






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                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        TELEVIDEO, INC.
                                                --------------------------------
                                                         (Registrant)



Date:  April 30, 1997                       By:       /s/ K. Philip Hwang
                                                --------------------------------
                                                      Dr. K. Philip Hwang
                                                   Chairman of the Board and
                                                    Chief Executive Officer



































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